CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

T.K. SPARKS

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: May 15, 2024 03:08 PM Pacific Time

Incorporation Number: **C0972133**

Recognition Date and Time: *Continued into British Columbia on June 11, 2013 10:06 AM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

VISTA GOLD CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
1200 WATERFRONT CENTRE
200 BURRARD STREET
PO BOX 48600
VANCOUVER BC V7X 1T2
CANADA

Delivery Address:
1200 WATERFRONT CENTRE
200 BURRARD STREET
VANCOUVER BC V6C 3L6
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1200 WATERFRONT CENTRE
200 BURRARD STREET
PO BOX 48600
VANCOUVER BC V7X 1T2
CANADA

Delivery Address:
1200 WATERFRONT CENTRE
200 BURRARD STREET
VANCOUVER BC V6C 3L6
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Stevenson, Tracy A.

Mailing Address:	Delivery Address:
8310 S VALLEY HIGHWAY SUITE 300 ENGLEWOOD CO 80112 UNITED STATES	8310 S VALLEY HIGHWAY SUITE 300 ENGLEWOOD CO 80112 UNITED STATES

Last Name, First Name, Middle Name:
Clark, John

Mailing Address:	Delivery Address:
8310 S VALLEY HIGHWAY SUITE 300 ENGLEWOOD CO 80112 UNITED STATES	8310 S VALLEY HIGHWAY SUITE 300 ENGLEWOOD CO 80112 UNITED STATES

Last Name, First Name, Middle Name:
Sylvestre, Michel

Mailing Address:	Delivery Address:
8310 S VALLEY HIGHWAY SUITE 300 ENGLEWOOD CO 80112 UNITED STATES	8310 S VALLEY HIGHWAY SUITE 300 ENGLEWOOD CO 80112 UNITED STATES

Last Name, First Name, Middle Name:
Freidman, Deborah J.

Mailing Address:	Delivery Address:
8310 S VALLEY HWY SUITE 300 ENGLEWOOD CO 80112 UNITED STATES	8310 S VALLEY HWY SUITE 300 ENGLEWOOD CO 80112 UNITED STATES

Last Name, First Name, Middle Name:
Earnest, Frederick H.

Mailing Address:	Delivery Address:
8310 S VALLEY HWY SUITE 300 ENGLEWOOD CO 80112 UNITED STATES	8310 S VALLEY HWY SUITE 300 ENGLEWOOD CO 80112 UNITED STATES

Last Name, First Name, Middle Name:
Keenan, Patrick F.

Mailing Address:	Delivery Address:
8310 S VALLEY HIGHWAY SUITE 300 ENGLEWOOD CO 80112 UNITED STATES	8310 S VALLEY HIGHWAY SUITE 300 ENGLEWOOD CO 80112 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value With Special Rights or Restrictions attached